UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 8, 2008

COCA-COLA ENTERPRISES INC.
(Exact name of Registrant as specified in its charter)

Delaware	01-09300	58-0503352
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)

(770) 989-3000
(Registrant's telephone number, including area code)

COCA-COLA ENTERPRISES FINANCE LT 1 COMMANDITE S.C.A.
(Exact name of Registrant as specified in its charter)

Grand Duchy of Luxembourg	001-33817	98-0542592
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
L-1818 Howald, 2, rue des Joncs, Grand Duchy of Luxembourg
(Address of principal executive offices, including zip code)

352 48 51 51 209
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01Other Events

On April 8, 2008, Bottling Holdings Investments Luxembourg Commandite S.C.A. ("BHI Luxembourg"), an indirect wholly owned finance subsidiary of Coca-Cola Enterprises Inc. ("CCE") incorporated pursuant to the laws of the Grand Duchy of Luxembourg, changed its name to "Coca-Cola Enterprises Finance LT 1 Commandite S.C.A."  BHI Luxembourg is the issuer of the 4.75% Notes due November 8, 2010, for which CCE provided a full and unconditional guarantee.  The name change became effective on April 8, 2008.

Item 9.01Financial Statements and Exhibits

(c) Exhibits

3(i)	Coca-Cola Enterprises Finance LT 1 Commandite S.C.A. Statutes Coordinate dated April 8, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC. (Registrant)
Date: April 9, 2008	By: /S/ WILLIAM T. PLYBON Name: William T. Plybon Title: Vice President, Secretary and Deputy General Counsel

COCA-COLA ENTERPRISES FINANCE LT 1 COMMANDITE S.C.A. (Registrant)
Date: April 9, 2008	By: /S/ MICHAEL LOOYENS Name: Michael Looyens Director

EXHIBIT INDEX

Exhibit No.	Description
3(i)	Coca-Cola Enterprises Finance LT 1 Commandite S.C.A. Statutes Coordinate dated April 8, 2008